UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025

BLUE OWL CAPITAL CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed to amend and restate Item 9.01(a) of the Current Report on Form 8-K filed on January 13, 2025.
Item 9.01.    Financial Statements and Exhibits.
(a)Financial Statements of Businesses or Funds Acquired.
The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s prospectus, dated October 21, 2024, as filed under the Securities Act with the SEC on October 21, 2024 and included in the Company’s Registration Statement on Form N-14 (Registration Statement No. 333-281609) initially filed on August 16, 2024, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.
The required unaudited financial statements of OBDE as of September 30, 2024 and for the nine months then ended and the related notes are filed as Exhibit 99.2 and are incorporated herein by reference.
(d)Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, by and among Blue Owl Capital Corporation, Blue Owl Capital Corporation III, Cardinal Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC and Blue Owl Diversified Credit Advisors LLC, dated as of August 7, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on August 7, 2024).

4.1
Indenture, dated as of October 13, 2021 by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.2
First Supplemental Indenture, dated as of October 13, 2021, relating to the 3.125% Notes due 2027, by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.3
Second Supplemental Indenture, dated as of January 13, 2025, relating to the 3.125% Notes due 2027, by and between Blue Owl Capital Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee.

4.4
Form of 3.125% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

4.5
Form of 3.125% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by Reference to Exhibit 4.4 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 14, 2021).

10.1	Fourth Amended and Restated Investment Advisory Agreement, dated as of January 12, 2025, by and between Blue Owl Capital Corporation and Blue Owl Credit Advisors LLC.

10.2
Assumption Agreement, dated January 13, 2025, by Blue Owl Capital Corporation (as successor by merger to Blue Owl Capital Corporation III), of Master Note Purchase Agreement, dated as of July 21, 2022, among Blue Owl Capital Corporation III, as issuer, and the Noteholders party thereto.

10.3
Form of Master Note Purchase Agreement, dated July 21, 2022, by and between Owl Rock Capital Corporation III and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K filed on July 21, 2022)

10.4
Form of First Supplement to Master Note Purchase Agreement, dated as of December 22, 2022 (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 27, 2022).

10.5
Second Supplement to Master Note Purchase Agreement, dated June 29, 2023 (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on June 30, 2023).

10.6
Loan and Servicing Agreement, dated as of July 29, 2021, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed August 2, 2021).

10.7
Sale and Contribution Agreement, dated as of July 29, 2021, by and between Owl Rock Capital Corporation III and ORCC III Financing LLC (incorporated by reference to Exhibit 10.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed August 2, 2021).

10.8
Form of Amendment No. 1 to Loan and Servicing Agreement, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed October 8, 2021)

10.9
Form of Amendment No. 2 to Loan and Servicing Agreement, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 10, 2021)

10.10
Amendment No. 3 to Loan and Servicing Agreement, dated as of March 16, 2022, by and among ORCC III Financing LLC, as Borrower, Owl Rock Capital Corporation III as Equityholder, Owl Rock Diversified Advisors, LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed March 22, 2022).

10.11
Amendment No. 4 to Loan and Servicing Agreement, dated as of December 8, 2023, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC, as Collateral Custodian, and each of the lenders party thereto (incorporated by reference to Exhibit 10.27 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed February 21, 2024).

10.12
Amendment No. 5 to Loan and Servicing Agreement, dated as of June 28, 2024, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, Société Générale, as Agent and swingline lender, and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on July 2, 2024).

10.13
Loan Financing and Servicing Agreement, dated as of December 2, 2021, among ORCC III Financing II LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 7, 2021).

10.14
Sale and Contribution Agreement, dated as of December 2, 2021, between Owl Rock Capital Corporation III, as Seller and ORCC III Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed December 7, 2021).

10.15
Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of February 18, 2022, among ORCC III Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Capital Corporation III as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on February 24, 2022).

10.16
Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of October 10, 2024, among ORCC III Financing II LLC, as Borrower, Deutsche Bank AG, New York Branch, as Facility Agent, Blue Owl Capital Corporation III, as Equityholder and as Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on October 15, 2024).

10.17
Credit Agreement, dated March 20, 2024, among OBDC III Financing III LLC, as Borrower, the Lenders parties thereto, Bank of America, N.A., as Administrative Agent, Blue Owl Diversified Credit Advisors LLC, as Servicer, State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on March 25, 2024).

10.18
Sale and Contribution Agreement, dated as of March 20, 2024, between Blue Owl Capital Corporation III, as Seller and OBDC III Financing III LLC, as Purchaser (incorporated by reference to Exhibit 10.2 Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on March 25, 2024).

10.19
Amendment No. 6 to Loan and Servicing Agreement and Omnibus Amendment to Certain Transaction Documents, dated as of December 5, 2024, by and among ORCC III Financing LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Predecessor Collateral Manager, Blue Owl Credit Advisors LLC, as Successor Collateral Manager, Société Générale, as Agent and swingline lender, each of the lenders party thereto and Blue Owl Capital Corporation, as Successor Equityholder (incorporated by reference to Exhibit 10.1 to Blue Owl Capital Corporation III’s Current Report on Form 8-K, filed on December 9, 2024)

10.20
Indenture and Security Agreement, dated as of November 21, 2023 by and between Owl Rock CLO XIV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.22 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.21
Collateral Management Agreement, dated as of November 21, 2023, between Owl Rock CLO XIV, LLC and Blue Owl Diversified Credit Advisors LLC (incorporated by reference to Exhibit 10.23 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.22
Loan Sale Agreement, dated as of November 21, 2023, between Blue Owl Capital Corporation III, as Seller and Owl Rock CLO XIV, LLC, as Purchaser (incorporated by reference to Exhibit 10.24 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.23
Loan Sale Agreement, dated as of November 21, 2023, between ORCC III Financing LLC, as Seller and Owl Rock CLO XIV, LLC, as Purchaser (incorporated by reference to Exhibit 10.25 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

10.24
Class A-L Loan Agreement, dated as of November 21, 2023, among Owl Rock CLO XIV, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent and as Trustee, and each of the Lenders party thereto (incorporated by reference to Exhibit 10.26 to Blue Owl Capital Corporation III’s Annual Report on Form 10-K, filed on February 21, 2024).

99.1	Press Release, dated January 13, 2025.

99.2
Unaudited consolidated financial statements of Blue Owl Capital Corporation III as of September 30, 2024 and for the nine months then ended (incorporated by reference to Blue Owl Capital Corporation III’s Quarterly Report on Form 10-Q, filed on November 6, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Capital Corporation

Date: February 21, 2025	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer